EXHIBIT 10.01

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

PROMISSORY NOTE

San Francisco, California
Date of Issuance: July 24, 2007

FOR VALUE RECEIVED, ECO2 PLASTICS, INC., a Delaware corporation (the “Promisor”) hereby promises to pay to the order of ____________________ (“Promisee”), (the “Holder”), in lawful money of the United States at the address of the Holder set forth herein, the principal amount of Seven Hundred Fifty Thousand Five Hundred Dollars ($750,500) (the “Note Amount”), together with Interest, as defined below. This Promissory Note (“Note”) has been executed by the Promisor on the date set forth above (the “Effective Date”).

1. Interest. Interest shall accrue at fifteen percent (15%) per annum on the outstanding principal amount of this Note (the “Interest”). Upon the occurrence of an Event of Default and for so long as such Event of Default continues, Interest shall accrue on the outstanding Note Amount at the rate of fifteen percent (15%) per annum (the “Default Interest Rate”).

2. Maturity Date. All or any portion of the Note Amount, any accrued Interest thereon and all other sums due hereunder, shall be due and payable on demand ninety (90) days from the Effective Date (the “Maturity Date”).

3.   Payments.

3.1.  The Promisor shall make equal monthly installment payments beginning on the Maturity Date in accordance with the terms and conditions of this Note.

3.2.  Borrower will make an installment payment on or prior to the sixth (6th) day of each month beginning on the Maturity Date until the principal and Interest have been paid in full.

4. Application of Payments.

4.1. Except as otherwise expressly provided herein, payments under this Note shall be applied, (i) first to the repayment of any sums incurred by the Holder for the payment of any expenses in enforcing the terms of this Note, (ii) then to the payment of the Default Interest Rate, and (iii) then to the reduction of the Note Amount.

4.2.   The Promisor may prepay all or any part of the principal without penalty.

4.3. Upon payment in full of the Note Amount and applicable accrued and unpaid Interest thereon, this Note shall be marked “Paid in Full” and returned to the Promisor.

5. Waiver of Notice. The Promisor hereby waives diligence, notice, presentment, protest and notice of dishonor.

6. Transfer. This Note may not be transferred by the Holder at any time without the written consent of the Promisor.

7. Events of Default. The occurrence of any of the following events (each an “Event of Default”), not cured in any applicable cure period, shall constitute an Event of Default of the Promisor:

7.1. a breach of any representation, warranty, covenant or other provision of this Note, which, if capable of being cured, is not cured within three (3) days following notice thereof to the Company; and

7.2. the application for the appointment of a receiver or custodian for the Promisor or the property of the Promisor, (ii) the entry of an order for relief or the filing of a petition by or against the Promisor under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against the Promisor, or (iv) the insolvency of the Promisor.

Upon the occurrence of any Event of Default that is not cured within any applicable cure period, if any, the Holder may elect, by written notice delivered to the Promisor, to take at any time any or all of the following actions: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid Note Amount, together with all accrued and unpaid Interest thereon (including the Default Interest Rate), and all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Promisor, anything contained herein to the contrary notwithstanding, and (ii) exercise any and all other remedies provided hereunder or available at law or in equity.

If an Event of Default occurs by the Promisor, the Promisor agrees to pay, in addition to the Note Amount, reasonable attorneys' fees and any other reasonable costs incurred by the Holder in connection with its pursuit of its remedies under this Note.

8. Miscellaneous.

8.1 Successors and Assigns. Subject to the exceptions specifically set forth in this Note, the terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties. This Note (or a portion hereof) may be assigned by the Holder without the consent of the Promisor.

9.2 Loss or Mutilation of Note. Upon receipt by the Promisor of evidence satisfactory to the Promisor of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to the Promisor, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, the Promisor shall execute and deliver to the Holder a new promissory note of like tenor and denomination as this Note.

9.3 Notices. Any notice, demand, offer, request or other communication required or permitted to be given pursuant to the terms of this Note shall be in writing and shall be deemed effectively given the earlier of, (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service, or (v) four (4) days after being deposited in the Global Priority Mail with postage prepaid, and addressed to the recipient at the addresses set forth below unless another address is provided to the other party in writing:

If to Promisee, to:
________________________
________________________
________________________
________________________

if to the Promisor, to:
________________________
________________________
________________________
________________________

with a copy to:

The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn:  David M. Otto
Fax: (206) 262-9513

9.4 Governing Law. This Note shall be governed in all respects by the laws of the State of California as applied to agreements entered into and performed entirely within the State of California by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

9.5 Waiver and Amendment. Any term of this Note may be amended, waived or modified only with the written consent of the Promisor and the Holder.

9.6 Remedies; Costs of Collection; Attorneys' Fees. No delay or omission by the Holder in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between the Holder and the undersigned or any other person shall be deemed a waiver by the Holder of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by the Holder or the exercise of any other right, remedy, power or privilege by the Holder. The rights and remedies of the Holder described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity. If an Event of Default occurs, the Promisor agrees to pay, in addition to the Note Amount and any Interest payable thereon, reasonable attorneys' fees and any other reasonable costs incurred by the Holder in connection with its pursuit of its remedies under this Note.

[Signature page to follow]

IN WITNESS WHEREOF, Promisee and the Promisor has caused this Note to be signed on the Effective Date.

ECO2 PLASTICS, INC.

Name: Rodney S. Rougelot
Title: Chief Executive Officer

THE HOLDER

By:
Its: